Exhibit 10.1.52

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT THREE (TO UNIFIED IN-FLIGHT CONNECTIVITY HARDWARE,

SERVICES AND MAINTENANCE AGREEMENT)

This Amendment Three (this “Amendment”) to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017, as previously amended (as so amended, the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo”) (collectively the “Parties” and individually a “Party”), is made and entered into this September 4, 2018 (the “Amendment Effective Date”).

WHEREAS, American desires to launch IPTV Services on Retrofit A/C in the 2Ku Fleet to provide live television programming] to passengers on such aircraft;

WHEREAS, American and DISH Network L.L.C. (“Dish”) have entered into an agreement under which American has been granted rights by Dish to receive, distribute, transmit, exhibit and display certain live television programming on the Retrofit A/C in the 2Ku Fleet (the “AA-Dish Agreement”);

WHEREAS, Gogo, American, and Dish have entered into an agreement under which Dish granted all licenses to Gogo that are required for Gogo to provide the IPTV Services to American (the “Gogo-American-Dish Agreement”);

WHEREAS, Gogo and American have been involved in negotiations to amend the Original Agreement to reflect the addition of IPTV Services on the Retrofit A/C in the 2Ku Fleet and intend to continue such negotiations in good faith; and

WHEREAS, the Parties desire to amend the Original Agreement to reflect the launch of the IPTV Services on the Retrofit A/C in the 2Ku Fleet.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

1	Amendments to Original Agreement.

a.	Section 9.4.4 of the Original Agreement is deleted in its entirety and replaced with the following:

American Airlines Confidential and Proprietary

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

9.4.4	IPTV Services. Gogo shall provision IPTV Services to the Retrofit A/C in the 2Ku Fleet as described in Exhibit R, at pricing set forth in Exhibit D.

b.	The following shall be added to Section 17 of the Original Agreement:

17.2.9

Gogo shall provide notice to American in the event of any (i) actual or alleged breach of the Gogo-American-Dish Agreement, or (ii) actual, or threat of, early termination of the Gogo-American-Dish Agreement, in each case (i) and (ii), by either Gogo or Dish. In the event of any occurrence of subpart (i) or (ii), Gogo shall work with American in good faith in an attempt to resolve the issues between Gogo and Dish leading to such occurrence (including by allowing American to cure any default). In the event that the breach cannot be cured, Gogo retains its right to terminate the Gogo-American-Dish Agreement as set forth therein. In no event will Gogo disrupt or suspend the IPTV Services due to an actual or alleged breach of the Gogo-American-Dish Agreement by Dish without first giving Dish and American a [***] to cure such breach, provided that the breach is curable within such period.

17.2.10	Gogo will use best efforts to maintain the Gogo-American-Dish Agreement.

c.	The following is added as Section 21.1(g) of the Original Agreement:

(g) in addition to the indemnification obligations under the Gogo-American-Dish Agreement, a breach of Section 1(a) of the Gogo-American-Dish Agreement; provided that for purposes of this Section 21.1(g), Dish will not be considered a third party.

d.	Section 2.3 of Exhibit D is deleted in its entirety and replaced with:

2.3	Fees for the IPTV Services for Retrofit A/C in the 2Ku Fleet (other than the Additional 757s on the Phoenix to Hawaii route)

2.3.1	Fees for the IPTV Services:

[***]

e.	Item 9 of the table in Section 1.2 of Exhibit I is deleted in its entirety and replaced with: [***]

f.	The following shall be added to the end of the table in Section 1.2 of Exhibit I: [***]

American Airlines Confidential and Proprietary

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

g.	The first paragraph of Section 5 of Exhibit J-1 is deleted in its entirety and replaced with the following:

Gogo and American will negotiate in good faith the SLA terms and metrics similar to the concepts and targets shown in the tables in this Section 5 of Exhibit J-1, and will work to agree on actual terms and metrics no later than [***] following the Amendment Effective Date. Gogo shall use its best efforts to provide the IPTV Services in industry standard video and audio quality. The Parties agree that the tables in this Section 5 of Exhibit J-1 are illustrative of expected service measurements.

h.	A new Section 6 is added to Exhibit K as follows:

6.	IPTV Services Dashboard

General. IPTV Services Dashboard: Gogo shall provide American a Dashboard that shall include analytics for the IPTV Services (the “IPTV Services Dashboard”) substantially in the form set forth in Figure K-1.

6.1.

At a minimum, the IPTV Services Dashboard shall include the following information updated at least once daily. The Parties shall discuss in good faith the addition of additional metrics to the IPTV Services Dashboard.

6.1.1.	Number of IPTV Users and views.

6.1.2.

The click through rate and IPTV take rate for the channels presented in the IPTV UI, where “take rate” refers to the ratio, expressed as a percentage, of Users viewing a particular channel to the number of passengers on a particular flight.

6.1.3.	Availability and media quality of the IPTV multicast stream as measured on each Retrofit A/C in the 2Ku Fleet.

6.1.4.	The number of active Retrofit A/C in the 2Ku Fleet on which the IPTV Services are deployed.

6.2.

Within [***] of the end of each calendar month, Gogo shall provide to American a report in Microsoft Excel format that includes (a) the Output IPTV Availability, and (b) Output eMOS information for the preceding calendar month. Gogo shall use its best efforts to make the Output IPTV Availability and Output eMOS available on a minute-by-minute basis and within the IPTV Services Dashboard.

American Airlines Confidential and Proprietary

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

6.2.1.

“eMOS” means the model used to compute the estimated user-perceived video quality by combining multiple objective video quality analyzer (VQA) metrics whose continuous values are mapped to discrete scores on the 0—5 mean opinion score (MOS) scale, with 5 being the best on both standard definition and high definition programs.

6.2.2.

“Output IPTV Availability” means the availability of each of the IPTV Channels on a time interval determined by the Parties, as reported by a Tektronix Sentry box measuring the output of the SmartBox(es) supplying the IPTV Services.

6.2.3.

“Output eMOS” means the eMOS scores of each of the IPTV Channels on a time interval determined by the Parties, as reported by a Tektronix Sentry box measuring the output of the SmartBox(es) supplying the IPTV Services.

i.	Exhibit R is deleted in its entirety and replaced with Exhibit R attached to this Amendment.

2

Further Negotiations. The Parties acknowledge that ongoing negotiations are occurring with respect to the IPTV Services and agree to continue such negotiations in good faith in order to further amend the Original Agreement with respect to the IPTV Services. The Parties shall use their best efforts to conclude such negotiations and amend and restate this Amendment within [***] after the Amendment Effective Date.

3

Entire Agreement/Amendment. This Amendment constitutes the full and complete understanding of the Parties, as of the Amendment Effective Date, with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings between the Parties with respect to the subject matter. This Amendment may be modified only by written agreement signed by an authorized representative of each Party.

4

Effectiveness of Agreement/Definitions. Except as specifically amended by this Amendment, the Original Agreement remains in full force and effect. All capitalized terms used but not defined herein shall have the respective meanings applied to them in the Original Agreement.

5

Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument, and if so executed in counterparts will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of executed counterparts. Each Party agrees that any electronic signatures of the Parties, in any form or format, included in this Amendment are intended to authenticate this writing and to have the same force and effect as manual signatures. For the purposes of this provision, ‘electronic signature’ means any electronic sound, symbol or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record, including e-mail signatures and processes developed by electronic signature services (e.g., DocuSign).

American Airlines Confidential and Proprietary

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

[Signatures appear on the next page]

American Airlines Confidential and Proprietary

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the Amendment Effective Date.

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ David Bijur	By:	/s/ Jimmy James
Name:	David Bijur	Name:	Jimmy James
Title:	SVP	Title:	MD, Tech Ops Procurement
Date:	10/17/2018	Date:	10/23/2018

American Airlines Confidential and Proprietary

Signature Page to Amendment Three (to Unified In-Flight Connectivity Hardware, Services and

Maintenance Agreement)

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Figure K-1

IPTV Dashboard

[***]

American Airlines Confidential and Proprietary

Figure K-1 Page 1

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

[***]

American Airlines Confidential and Proprietary

Figure K-1 Page 2

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

[***]

American Airlines Confidential and Proprietary

Figure K-1 Page 3

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Exhibit R:

IPTV Services

This Exhibit R is intended to set forth the Parties’ respective rights and obligations with respect to IPTV Services. For the avoidance of doubt, except where the context of the Original Agreement otherwise requires, the equipment, software and services described herein shall constitute Equipment, Software and IPTV Services, respectively, as such terms are defined in the Original Agreement.

1.	Provision of IPTV Services

1.1

Gogo shall make the IPTV Services available to User’s PEDs on all Retrofit A/C equipped with the 2Ku Solution other than the Additional 757s on the Phoenix to Hawaii route. Upon satisfaction of the IPTV Services tests in accordance with the acceptance testing protocols agreed by the Parties (the “IPTV Launch Date”), Gogo shall provide to American [***].

1.2

In consideration of the fees set forth in Section 2.3 of Exhibit D, as between the Parties, Gogo is responsible for the acquisition or development, installation and maintenance of all Gogo provided hardware and software specifically required for the provision of the IPTV Services, and monitoring equipment (e.g., a Tektronix box). As between the Parties, Gogo shall house all SmartBox(es) within its facilities and shall be responsible for assisting with the maintenance and upkeep of the SmartBox(es), including notifying American and Dish of issues related to the SmartBox(es) of which it has become aware.

1.3

As between the Parties, American is responsible for obtaining the rights to provide audiovisual content to Users in connection with the IPTV Services. As of the Amendment Effective Date, American has been granted the rights to receive, distribute, transmit, exhibit and display the following television channels to Retrofit A/C by way of the 2Ku Solution (“IPTV Channels”):

1.	WNBC

2.	WNYW

3.	CNBC

4.	USA

5.	Disney Channel

6.	Telemundo (National)

7.	ESPN

8.	TNT

9.	CNN

10.	Bravo

11.	NFL Network

12.	WCBS

American Airlines Confidential and Proprietary

Exhibit R Page 1

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

1.4

American may provision the IPTV Services to its passengers for [***]. American’s sole payment obligations to Gogo for IPTV Services are set forth in Exhibit D, Exhibit R, related SOWs (if any) and amendments to any of the foregoing, regardless of any fee American may charge its passengers for the IPTV Services.

2.	IPTV Services Term and Termination

2.1

The term during which Gogo shall provide the IPTV Services (the “IPTV Term”) will begin on the Amendment Effective Date and continue until [***] for Retrofit A/C equipped with the 2Ku Solution, unless earlier terminated in accordance with the provisions of Section 18 of the Original Agreement or this Section 2 of Exhibit R.

2.2

American may terminate the IPTV Services at any time for any reason or no reason whatsoever on written notice to Gogo, to be effective no earlier than [***] following the delivery of such written notice to Gogo.

2.3

American may terminate the IPTV Services at any time on notice to Gogo if (a) Gogo fails to use its best efforts to provide the IPTV Service in industry standard video and audio quality in accordance with Section 5 of Exhibit J-1 or (b) the Parties fail to agree to service level metrics for the IPTV Services within three (3) months of the Amendment Effective Date. [***].

2.4

Upon any termination of the IPTV Services under this Section 2 of Exhibit R, the Parties will use commercially reasonable efforts and work together in good faith to develop a reasonable plan for the wind-down of the IPTV Services. For the avoidance of doubt, any termination of the IPTV Services under this Section 2 of Exhibit R will have no impact on any obligations either Party may have with respect to other portions of the Gogo Services.

3.	Geofencing and Blackouts

3.1

As between the Parties, Gogo is responsible for ensuring that the IPTV Channels are not received, distributed, exhibited or displayed on any A/C located outside of United States airspace for A/C departing from or arriving at destinations outside the continental United States (including the District of Columbia) (the “Unauthorized Airspace”). The operation of the IPTV Services in order to receive, distribute, exhibit or display the IPTV Channels on A/C while such A/C is within the Unauthorized Airspace (“Unauthorized Exhibition”) is not authorized under this Amendment or the Original Agreement. Notwithstanding the foregoing, for the purposes of this section, the reception, distribution, exhibition and/or display of the IPTV Channels on flights departing from and arriving at destinations within the continental United States (including the District of Columbia) shall be deemed within United States airspace (regardless of whether such aircraft exit United States airspace during the applicable flight).

American Airlines Confidential and Proprietary

Exhibit R Page 2

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

4.	IPTV UI Implementation

4.1

Gogo shall ensure that, as of the Amendment Effective Date, the Portal includes a channel guide user interface that allows Users to select and view all of the IPTV Channels, substantially similar to the user interface illustrated in Figure R-1 (the “IPTV UI”). The IPTV UI shall include American Marks at American’s sole discretion. Gogo shall ensure that the IPTV UI includes a Dish mark at all times, and the size, placement and display of such Dish mark shall remain consistent with the size, placement and display of such mark on the IPTV UI as of the Amendment Effective Date unless and until a change to size, placement or display of the Dish mark is agreed to by the Parties, provided that Gogo shall not unreasonably withhold its agreement to a change proposed by American related to the foregoing. Figure R-1 provides an example of an acceptable use of a Dish mark. As between the Parties, Gogo shall be responsible for the development and implementation of the IPTV UI as set forth in this Section 4.

4.2

American may require that certain links or icons included within the Portal from which a User can directly access the IPTV UI include text substantially similar to “Live TV by DISH.” Such requirement shall be subject to the Parties agreeing upon an MCP in accordance with Section 3.3.6 of the Original Agreement.

American Airlines Confidential and Proprietary

Exhibit R Page 3

Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Figure R-1:

IPTV UIs

American Airlines Confidential and Proprietary

Figure R-1 Page 1